                        WFS FINANCIAL 2004-3 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004
                                    Class A-1


Original Principal Balance                                        229,000,000.00



                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                   BALANCE

              Principal Amount of Notes as of Prior Distribution Date                     186,888,016.53                 816.104876

              Principal Amount of Notes as of Current Distribution Date                   140,073,848.19                 611.676193

                                         Pool Factor                                            0.611676

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             46,814,168.34                                      204.428683
              Plus: Prior Principal Carryover                                  0.00                                        0.000000
                                                                  -----------------
              Total Principal Distributable Amount                    46,814,168.34                                      204.428683

              Principal Distribution Amount                           46,814,168.34                                      204.428683
                                                                  -----------------

              Current Principal Carryover                                                           0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 277,630.71                                        1.212361
              Plus: Prior Interest Carryover                                   0.00                                        0.000000
                                                                  -----------------
              Total Interest Distributable Amount                        277,630.71                                        1.212361

              Interest Distribution Amount                               277,630.71                                        1.212361
                                                                  -----------------

              Current Interest Carryover                                                            0.00                   0.000000


                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                               ORIG PRIN BAL
              Aggregate Principal Balance                          1,519,102,258.69

              Overcollateralization Amount                            56,028,410.50

              Servicing Fee                                            1,626,589.00                                         0.001017

              Spread Account                                          15,191,022.59
              Net Change in Spread Account                              (424,236.36)

              Net Collections                                         51,870,031.60

              Aggregate Principal Balance of Delinquent Contracts        887,375.06

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                  -----------------
              Certificate Distributable Amount                                    -
                                                                  =================



                        WFS FINANCIAL 2004-3 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004
                                    Class A-2


Original Principal Balance                                        458,000,000.00



                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE

              Principal Amount of Notes as of Prior Distribution Date                     458,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                   458,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                  -----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                  -----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 973,250.00                                         2.125000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                  -----------------
              Total Interest Distributable Amount                        973,250.00                                         2.125000

              Interest Distribution Amount                               973,250.00                                         2.125000
                                                                  -----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,519,102,258.69

              Overcollateralization Amount                            56,028,410.50

              Servicing Fee                                            1,626,589.00                                         0.001017

              Spread Account                                          15,191,022.59
              Net Change in Spread Account                              (424,236.36)

              Net Collections                                         51,870,031.60

              Aggregate Principal Balance of Delinquent Contracts        887,375.06

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                  -----------------
              Certificate Distributable Amount                                    -
                                                                  =================

                        WFS FINANCIAL 2004-3 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004
                                    Class A-3




Original Principal Balance                                        348,000,000.00


                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                   BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     348,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                   348,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                  -----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                  -----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 957,000.00                                         2.750000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                  -----------------
              Total Interest Distributable Amount                        957,000.00                                         2.750000

              Interest Distribution Amount                               957,000.00                                         2.750000
                                                                  -----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,519,102,258.69

              Overcollateralization Amount                            56,028,410.50

              Servicing Fee                                            1,626,589.00                                         0.001017

              Spread Account                                          15,191,022.59
              Net Change in Spread Account                              (424,236.36)

              Net Collections                                         51,870,031.60

              Aggregate Principal Balance of Delinquent Contracts        887,375.06

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                  -----------------
              Certificate Distributable Amount                                    -
                                                                  =================

                        WFS FINANCIAL 2004-3 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004
                                    Class A-4



Original Principal Balance                                        341,000,000.00



                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                   BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     341,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                   341,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                  -----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                  -----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,116,775.00                                         3.275000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                  -----------------
              Total Interest Distributable Amount                      1,116,775.00                                         3.275000

              Interest Distribution Amount                             1,116,775.00                                         3.275000
                                                                  -----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,519,102,258.69

              Overcollateralization Amount                            56,028,410.50

              Servicing Fee                                            1,626,589.00                                         0.001017

              Spread Account                                          15,191,022.59
              Net Change in Spread Account                              (424,236.36)

              Net Collections                                         51,870,031.60

              Aggregate Principal Balance of Delinquent Contracts        887,375.06

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                  -----------------
              Certificate Distributable Amount                                    -
                                                                  =================

                        WFS FINANCIAL 2004-3 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004
                                    Class B-1



Original Principal Balance                                         60,000,000.00



                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      60,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                    60,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                  -----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                  -----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 175,500.00                                         2.925000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                  -----------------
              Total Interest Distributable Amount                        175,500.00                                         2.925000

              Interest Distribution Amount                               175,500.00                                         2.925000
                                                                  -----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,519,102,258.69

              Overcollateralization Amount                            56,028,410.50

              Servicing Fee                                            1,626,589.00                                         0.001017

              Spread Account                                          15,191,022.59
              Net Change in Spread Account                              (424,236.36)

              Net Collections                                         51,870,031.60

              Aggregate Principal Balance of Delinquent Contracts        887,375.06

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                  -----------------
              Certificate Distributable Amount                                    -
                                                                  =================

                        WFS FINANCIAL 2004-3 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004
                                    Class C-1



Original Principal Balance                                         64,000,000.00



                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      64,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                    64,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                  -----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                  -----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 192,000.00                                         3.000000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                  -----------------
              Total Interest Distributable Amount                        192,000.00                                         3.000000

              Interest Distribution Amount                               192,000.00                                         3.000000
                                                                  -----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,519,102,258.69

              Overcollateralization Amount                            56,028,410.50

              Servicing Fee                                            1,626,589.00                                         0.001017

              Spread Account                                          15,191,022.59
              Net Change in Spread Account                              (424,236.36)

              Net Collections                                         51,870,031.60

              Aggregate Principal Balance of Delinquent Contracts        887,375.06

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                  -----------------
              Certificate Distributable Amount                                    -
                                                                  =================

                        WFS FINANCIAL 2004-3 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004
                                    Class D-1



Original Principal Balance                                         52,000,000.00



                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      52,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                    52,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                  -----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                  -----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 176,366.67                                         3.391667
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                  -----------------
              Total Interest Distributable Amount                        176,366.67                                         3.391667

              Interest Distribution Amount                               176,366.67                                         3.391667
                                                                  -----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,519,102,258.69

              Overcollateralization Amount                            56,028,410.50

              Servicing Fee                                            1,626,589.00                                         0.001017

              Spread Account                                          15,191,022.59
              Net Change in Spread Account                              (424,236.36)

              Net Collections                                         51,870,031.60

              Aggregate Principal Balance of Delinquent Contracts        887,375.06

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                  -----------------
              Certificate Distributable Amount                                    -
                                                                  =================